UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 24, 2008

Municipal Mortgage & Equity, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11981	52-1449733
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

621 E Pratt Street, Suite 300, Baltimore, Maryland		21202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(443) 263-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 24, 2008, the registrant entered into a Letter Agreement with respect to that certain Fourth Amended and Completely Restated Loan Agreement dated as of February 23, 2007 by and among Synovus Bank (formerly, United Bank and Trust), MMA Capital Corporation, MuniMae TEI Holdings, LLC, MMA Mortgage Investment Corporation, MMA Construction Finance, LLC, Municipal Mortgage & Equity, LLC, MMA Financial Holdings, Inc. and MMA Financial, Inc. (formerly, MuniMae Investment Services Corporation)(the "Agreement"). Among other things, this Letter Agreement (i) waives compliance with the financial reporting and related covenants of the loan agreement, including as they apply to fiscal years 2006, 2007, 2008 and 2009, (ii) extends the Maturity Date to May 31, 2009; and (iii) grants forbearance from declaring or exercising rights with respect to certain Defaults or Events of Default under the Agreement.

Subject to the satisfaction in full of the Obligations related to three Pledged Loans by MMA Construction Finance, LLC, certain of the registrants subsidiaries will be eligible to receive Disbursements for the purpose of funding additional draws relating to Pledged Loans currently posted as collateral under the Agreement and letters of credit renewed pursuant to the Agreement, through the extended Maturity Date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.01 Letter Agreement dated November 24, 2008 with respect to that certain Fourth Amended and Completely Restated Loan Agreement dated as of February 23, 2007 by and among Synovus Bank (formerly, United Bank and Trust), MMA Capital Corporation, MuniMae TEI Holdings, LLC, MMA Mortgage Investment Corporation, MMA Construction Finance, LLC, Municipal Mortgage & Equity, LLC, MMA Financial Holdings, Inc. and MMA Financial, Inc. (formerly, MuniMae Investment Services Corporation).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Municipal Mortgage & Equity, LLC

December 1, 2008	By:	/s/ Michael L. Falcone

Name: Michael L. Falcone
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

10.01	Letter Agreement dated November 24, 2008 with respect to that certain Fourth Amended and Completely Restated Loan Agreement dated as of February 23, 2007 by and among Synovus Bank (formerly, United Bank and Trust), MMA Capital Corporation, MuniMae TEI Holdings, LLC, MMA Mortgage Investment Corporation, MMA Construction Finance, LLC, Municipal Mortgage & Equity, LLC, MMA Financial Holdings, Inc. and MMA Financial, Inc. (formerly, MuniMae Investment Services Corporation)